UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 15,  2019

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 15, 2019, Lake Shore Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders, at which time shareholders were asked to consider four proposals, as follows:

1.	To elect three (3) directors to the Board of Directors of the Company for a three year term expiring in 2022;

2.	To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers;

3.	To choose the frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers; and

4.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The shareholders elected the directors to the terms stated above, approved the non-binding resolution regarding the compensation of our named executive officers, recommended a one year frequency for the advisory vote on the non-binding resolution to approve the compensation of our named executive officers and ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The vote tabulation was as follows:

1.	Election of three (3) directors to serve on the Board of Directors of the Company for a three year term expiring in 2022.

	Votes For	Votes Withheld	Broker Non-Votes
Tracy S. Bennett (2022)	4,711,352	55,809	714,533
Sharon E. Brautigam (2022)	4,704,080	63,082	714,533
Kevin M. Sanvidge (2022)	4,618,859	148,302	714,533

2.	To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	4,612,745	129,649	24,766	714,533

3.	To choose the frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers.

	1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
Number of votes	4,645,807	20,415	77,306	23,633	714,533

4.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Votes Abstained
5,425,923	49,316	6,456

At the Board meeting convened after the Annual Shareholders Meeting on May 15, 2019, the Company’s Board of Directors considered the results of the shareholder advisory vote and determined that the Company will hold a yearly advisory vote on executive compensation until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, inc.
By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer

Date: May 16,  2019